UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2025

B. Riley FinanCIAl, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

(310) 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2025, in connection with the transaction described below in Item 8.01, Andrew Moore, Co-Chief Executive Officer of BRS Holdings (as defined below), received a grant from BRS Holdings of 187,360 RSAs (as defined below). Under the terms of the grant of RSAs to Mr. Moore, 50% of the RSAs will vest on the third anniversary of the date of grant, and 25% of the RSAs will vest on each of the fourth and fifth anniversaries of the date of grant.

Item 7.01 Regulation FD Disclosure.

On March 10, 2025, B. Riley Financial, Inc. (the “Company”) completed a transaction (the “Transaction”), pursuant to which, among other things, B. Riley Securities Holdings, LLC, the immediate intermediate parent company of the Company’s broker-dealer subsidiary, B. Riley Securities, Inc. (“BRS”), converted into a Delaware corporation and is now known as B. Riley Securities Holdings, Inc. (“BRS Holdings”) and formed a merger subsidiary that merged with Cascadia Investments, Inc. (OTC: CDIV) (“Cascadia”) as a result of which certain investors in Cascadia became minority stockholders in BRS Holdings.

In connection with the Transaction, BRS Holdings granted restricted stock awards in respect of BRS Holdings common stock (“RSAs”) to certain members of management and employees, representing in the aggregate 10% of the shares of BRS Holdings common stock outstanding after giving effect to the merger, and that are subject to time-vesting requirements. Recipients of RSAs will be entitled to cash dividends and voting rights with respect to the RSAs even if such shares are not vested, provided that such rights shall terminate as to any unvested RSAs immediately upon forfeiture of such unvested RSAs. Subject to certain exceptions, including as described above with respect to the RSAs granted to Mr. Moore, the RSAs generally vest in equal annual tranches over the four year period following the date of grant. In addition, BRS Holdings created a pool of shares of its common stock, representing approximately 9.2% of the shares of BRS Holdings common stock after giving effect to the merger and the issuance of the RSAs, available for the future issuance of grants of equity based awards to current and future BRS management and employees.

At the closing of the Transaction, BRS Holdings entered into a stockholders agreement with BR Financial Holdings LLC (“BRFH”), a wholly owned subsidiary of the Company, BRS, and certain other stockholders of BRS Holdings. Pursuant to the stockholders agreement, the BRS Holdings board of directors will consist of five members, of which four directors will be appointed by BRFH including, no later than 30 days from the date of the Transaction, two directors independent of the Company and BRS Holdings, and one director will be appointed by the executive committee of BRS.

In connection with the Transaction, Andrew Moore and James Baker were appointed as Co-Chief Executive Officers of BRS Holdings. Following the closing of the Transaction and the grants described above, the Company owns 89.4% of the outstanding shares of common stock of BRS Holdings.

On March 11, 2025, the Company issued a press release announcing the closing of the Transaction. A copy of such press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 11, 2025, issued by B. Riley Financial, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Language Regarding Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. If such risks or uncertainties materialize or such assumptions prove incorrect, including the ability of BRS Holdings to successfully execute under its own operating and governance structure, our business, operating results, financial condition, and stock price could be materially negatively affected. Investors should not place undue reliance on such forward-looking statements, which are based on the information currently available to the Company and speak only as of the date of this Current Report on Form 8-K. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s or BRS Holdings’ performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither the Company nor BRS Holdings assumes any duty to update forward-looking statements, except as required by law. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company and BRS Holdings, including, but not limited to, the risks described from time to time in the Company’s periodic filings with the Securities and Exchange Commission, including, without limitation, the risks described in the Company’s 2023Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (as applicable). These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date of this Current Report on Form 8-K, and neither the Company nor BRS Holdings undertakes any duty to update this information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. Riley Financial, Inc.

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Chairman & Co-CEO

Date: March 14, 2025

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